

Mueller Water Products

# BB&T Capital Markets
# 7th Annual Commercial & Industrial Conference
March 20, 2013

Mueller Water Products

# Non-GAAP Financial Measures

The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain costs from settled interest rate swap contracts, certain tax adjustments and expenses related to the early extinguishment of debt. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP"). These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Mueller Water Products

# Forward-Looking Statements

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding general economic conditions, spending by municipalities, our long-term targets, our expectation of strong operating leverage when end markets recover and the expected performance of Mueller Co.'s newer technology products and services. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Mueller Water Products

# Our Business

- $1.1 billion LTM net sales (as of Dec. 31, 2012)[(1)]
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Metering systems
  - Piping component systems
  - Leak detection
  - Pipe condition assessment
- Specified in 100 largest U.S. metropolitan markets[(2)]

## FY2012 Primary End Markets Net Sales $1B[1]



Repair and replacement of municipal water distribution and treatment systems 55%
Residential Construction* 5%
Oil & gas 10%
Non-residential construction 30%

Mueller Co.

ANVIL INTERNATIONAL Building Connections That Last

(1) From continuing operations
(2) Valves or hydrants
* Residential construction driven primarily by new community development

# Investment Highlights

- Leading North American provider of water infrastructure and flow control products and services
- Increasing investment and improved operating efficiencies needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic analysis and data management
- Expected improved results due to strong incremental operating leverage as end markets recover

Mueller Water Products

Mueller Water Products

# Business Performance: Long-Term Targets

| | |
|---|---|
| Top-Line Growth | • Mueller Co. base business organic growth of 5% - 10%+ in normalized end market conditions<br>• Emerging technology products and services >20% |
| Earnings Leverage | • Mueller Co. adjusted EBITDA margins of 20%+ in normalized end market conditions<br>• Emerging technology products and services adjusted EBITDA margins of 20%+ in 3-to-5 years (comparable to base business)<br>• Anvil adjusted EBITDA margins in mid-teens in normalized end market conditions |
| Other | • Free cash flow greater than net income<br>• Improving working capital as a percentage of net sales |

Mueller Water Products

# Broad Product Portfolio

*($ in millions)*

| | Mueller Co. | Anvil International |
|---|---|---|
| HISTORICAL ROOTS | Est. 1857 | Est. 1999 (1850) |
| NET SALES | $675 | $378 |
| ADJUSTED OPERATING INCOME (1) | $64 | $36 |
| DEPRECIATION AND AMORTIZATION (2) | $46 | $14 |
| ADJUSTED EBITDA (1) (2) | $110 | $50 |

**PRODUCT PORTFOLIO**

Mueller Co.:


Hydrants


Iron Gate Valves


Butterfly, Ball & Plug Valves


Metering Systems

Anvil International:


Cast Iron Fittings


Fittings & Couplings


Pipe Nipples


Hangers & Supports

Note: All statistics are LTM ended December 31, 2012

(1) Adjusted operating income excludes corporate expenses of $31 mm. Mueller Co. excludes $2.8 mm of restructuring. Anvil excludes $0.2 mm of restructuring.

(2) Depreciation and amortization excludes corporate depreciation of $1 mm.

Mueller Water Products

# Water Transmission Solutions



Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Office Building
Fire Hydrant
Gate Valve
Fittings, Couplings and Hangers
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Pipe Condition Assessment
Fittings, Couplings and Hangers
Metering Systems
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Leak Detection
Pump Station
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

# Water Infrastructure Landscape*

| |  FIRE HYDRANTS |  GATE VALVES |  BUTTERFLY & BALL VALVES |  BRASS WATER PRODUCTS |
|---|---|---|---|---|
| Mueller Water Products Position | ■ #1 | ■ #1 | ■ #1 | ■ #2 |
| ACIPCO | ■ | ■ | | |
| A.Y. McDonald | | | | ■ |
| DeZURIK | | | ■ | |
| Ford Meter Box | | | | ■ |
| McWane | ■ | ■ | ■ | |

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

# Strategy and Objectives

**Capitalize on the large, attractive and growing water infrastructure markets worldwide**

### Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

### Continue to enhance operational & organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

### Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced AMI system with remote disconnect meter and customer portal
- Acquired leak detection and pipe condition assessment products and services

### Expand internationally

- Increase exports
- Evaluating opportunities


Mueller Water Products
Our End Markets

# Historical Housing Starts


Historical Housing Starts (1959 - February 2013)
Seasonally Adjusted Annualized
(units in thousands)
3,000
2,500
2,000
1,500
1,000
500
0
1959-2013
Average = 1,466
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959


Year-Over-Year Change in Houshold Formation (SAAR)
3,000
2,500
2,000
1,500
1,000
500
0

**New household formation averaged 1.4 million in 2012, above the long-term average of 1.2 million, after falling to ~350K in 2009-2010**

Source: U.S. Census Bureau

Mueller Water Products

# Non-Residential Construction

Non-Residential Construction Actual/Forecast


Exhibit 24: Zelman & Associates Forecast for Census Non-Res Construction Put-in-Place
Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
* Zelman Coverage Universe Stronger than Broader Market at (14%) in 2009, (6%) in 2010 and 4% in 2011
Source: Census Bureau, Zelman & Associates analysis

*Data as of February 26, 2013*

## AIA Architecture Billings Index

(Diffusion Index, national billings, seasonally adjusted)


70
60
50
40
30
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13

*Source: IHS Global Insight*
*Data as of February 20, 2013*

**The non-residential construction market appears to have stabilized**

Mueller Water Products

# Anvil Highlights

- Leading domestic manufacturer of piping system components
- Significant FY2012 net sales from #1 or #2 segment positions
- Domestically and internationally sourced products
- Customer service capabilities focused on quick delivery
- Network of more than 1,000 distributors, 4,000 distributor locations
- Track record of operational excellence (solid adjusted EBITDA margins)
- Opportunity to leverage position with bolt-on acquisitions







# Anvil Key Products

| Product Segment | % of FY2012 Net Sales | Market Drivers | Products | Key Competitors |
|---|---|---|---|---|
| Mechanical, Industrial & Fire Protection | 75% | Non-Residential Building Construction | **Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs | Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook |
| | | | **Fire Protection:** O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples | Victaulic, Ward, Tolco, Wisconsin, Ceirco, Tyco |
| Energy (Oil & Gas) | 20% | Oil & Gas Production | Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Malleable Iron | Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital |
| Power/High Pressure | 5% | Power Need Development | Engineered Hangers | Lisega, Piping Tech, Bergen |

ANVIL INTERNATIONAL
Building Connections That Last

Mueller Water Products



# Significant Market Opportunities

# The Market Opportunity Is Significant And Growing

## Repair and Replacement Market

- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 36 states projected water shortages between "now and 2013"[2]

(3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

*Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075*

## Future Drinking Water Infrastructure Expenditure Needs[4]



Source $19.8B
Storage $36.9B
Treatment $75.1B
Other $2.3B
Transmission and Distribution $200.8B

Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $335B

Sources: (1) ASCE: 2013 Report Card for America's Infrastructure
(2) EPA: WaterSense Statistics and Facts
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2007 Drinking Water Needs Survey and Assessment

# Funding Water Infrastructure

## Stronger EPA regulations should lead to increased investment

- At least 40 cities under consent decrees
  - Atlanta
  - Washington, D.C.
  - Baltimore City and County
  - Kansas City
  - Cincinnati

## Municipal Bond Market

- Jan 13 new issuances up 52% over the same period in 2012[(1)]
- Municipal bond rates remain at their lowest points since the 1960s[(2)]

Sources:
(1) SIFMA - U.S. Municipal Issuance database
(2) Bond Buyer GO 20-Year Bond Municipal Bond Index

*"The brilliant invisibility of our water system has become its most significant vulnerability. That invisibility makes it difficult for people to understand the effort and money required to sustain a system that has been in place for decades, but has in fact been quietly corroding from decades of neglect."*

*The Big Thirst*
*Charles Fishman*

Mueller Water Products

# Funding Water Infrastructure Repair

## Historical Water Rates Compared to Other Utilities[1]

Long-term trends in consumer prices (CPI) for utilities (1953-2012)



500
450
400
350
300
250
200
150
100
50
0
Jan-53 Jan-55 Jan-57 Jan-59 Jan-61 Jan-63 Jan-65 Jan-67 Jan-69 Jan-71 Jan-73 Jan-75 Jan-77 Jan-79 Jan-81 Jan-83 Jan-85 Jan-87 Jan-89 Jan-91 Jan-93 Jan-95 Jan-97 Jan-99 Jan-01 Jan-03 Jan-05 Jan-07 Jan-09 Jan-11
CPI Water
CPI Nat Gas
CPI Postage
CPI All Items
CPI Local Phone
CPI Interstate Phone
CPI Electricity

Sources:
(1) Bureau of Labor Statistics - FactSet
(2) AWWA State of the Industry Report 2012
(3) EPA Clean Water and Drinking Water Infrastructure
(4) AWWA 2010 Water and Wastewater Rate Survey
(5) Americans on the U.S. Water Crisis, ITT 2010

## Utility-Expected Sources of Capital for 2012[2]



Operations 51%
Tap Fees 10%
Bonds 18%
State Revolving Loans 7%
Other 5%
Grants 4%
Other Loans/Debt 5%

- 90% funded at local level[3]
- From 2008 - 2010, average annual residential water rates increased about 13%[4]
- 63% of American voters willing to pay more to upgrade water systems[5]

Mueller Water Products

# Significant Growth Opportunities

- **Investing in Smart Metering and Leak Detection/Condition Assessment Technology**
  - Expect demand for Advanced Metering Infrastructure (AMI) to grow 20%/year through 2015 in water market*
  - Leak detection and pipe condition assessment technology will help water utilities prioritize capital spending
  - Leveraging the Mueller brand name and market position
  - Expect technology products and services to achieve 20%+ adjusted EBITDA margins in 3-to-5 years



* North American AMI Deployments & Market Share: Q2 2012; IMS "The World Market for Water Meters - 2011 Edition"; management estimates

# Opportunities: AMI/Smart Metering

| OPPORTUNITY | SOLUTION | CUSTOMERS | COMPETITORS |
|---|---|---|---|
| **Smart Metering**<br>• Advanced Metering Infrastructure 20% of market - or about $200 million today*<br>• Forecasted to grow an average of 20% per year through 2015*<br>• Transition from one-way to two-way AMI systems | **Mueller SYSTEMS**<br>• Two-way mesh network<br>• Enhanced AMI system<br>  • Mi.Hydrant™<br>  • Mi.Data<br>  • 420 Remote Disconnect Meter | American Water<br>Bentonville, AR<br>Charlotte County, FL<br>Chillicothe, OH<br>Lebanon, OH<br>Port Angeles, WA<br>Tullahoma, TN<br>Winston-Salem, NC | Sensus<br>Neptune Technology Group<br>Badger Meter<br>Aclara<br>Itron<br>elster |

* North American AMI Deployments & Market Share: Q2 2012; IMS "The World Market for Water Meters - 2011 Edition"; management estimates

# Opportunities: Pipe Condition Assessment and Leak Detection

| OPPORTUNITY | SOLUTION | END USERS | COMPETITORS |
| --- | --- | --- | --- |
| Pipe Condition Assessment and Leak Detection<br>• Constrained municipal budgets<br>• Greater attention on pipe condition assessment<br>• Help prioritize capital spending | echologics A DIVISION OF MUELLER COMPANY<br>• Pioneered acoustic, non-invasive leak detection and pipe condition assessment<br>• Proven technology | Las Vegas, NV<br>New Orleans, LA<br>Port Authority of New York and New Jersey<br>Tampa, FL<br>United Water<br>Washington Suburban Sanitary Commission (WSSC) | pure TECHNOLOGIES<br>Fragmented and regional competitors |


Mueller Water Products

# Actions & Business Results

Mueller Water Products

# Management Actions / Initiatives

| Objectives | Actions |
| --- | --- |
| Reduce costs and improve operating leverage | • Closed six plants since FY2006<br>• Divested two non-core assets of Anvil in FY2010<br>• Divested U.S. Pipe in FY2012<br>• Lowered labor costs<br>• Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement)<br>• Consolidated distribution centers and smaller manufacturing facilities at Anvil |
| Manage working capital and capital expenditures to generate free cash flow | • Generated free cash flow of $45.4 million in FY2012 up from $29.0 million in FY2011<br>• Reduced debt by $473 million from September 30, 2008 through December 31, 2012<br>• Redeemed $22.5 million of 8 ¾% senior unsecured notes on Feb. 22, 2013<br>• Inventory turns improved approximately half a turn at December 31, 2012 compared to prior year |
| Pursue strategic growth opportunities by leveraging the Mueller brand | • Acquired and invested in AMI technology<br>• Established first AMI wireless mesh agreement for water industry<br>• Entered advanced metering agreement with Landis+Gyr for electric meters<br>• Acquired leak detection and pipe condition assessment products and services |

Mueller Water Products

# History of Strong Financial Performance (see appendices for GAAP reconciliation)

*($ in millions)*

NET SALES

ADJUSTED EBITDA & ADJ. EBITDA MARGINS

Mueller Co. (a)



$509
$536
$618
$664
$804
$756
$718
$547
$613
$606
$652
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
25.7%
25.9%
27.0%
28.6%
30.8%
27.4%
24.9%
18.5%
21.4%
17.0%
16.2%
$131
$139
$167
$190
$248
$207
$179
$101
$131
$103
$106

ANVIL INTERNATIONAL Building Connections That Last (b)



$393
$387
$431
$485
$535
$556
$595
$470
$347
$359
$372
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
12.2%
9.8%
10.9%
12.8%
13.6%
14.6%
15.8%
13.0%
11.0%
13.2%
14.0%
$48
$38
$47
$62
$73
$81
$94
$61
$38
$48
$52

a) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $0.1million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $2.5 million in 2012

b) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $0.3 million in 2012

Mueller Water Products

# Consolidated Non-GAAP Results

| $ in millions (except per share amounts) | First Quarter Fiscal 2013 | First Quarter Fiscal 2012 |
|---|---|---|
| Net sales | $245.1 | $215.4 |
| Adj. operating income | $7.6 | $6.3 |
| Adj. operating margin | 3.1% | 2.9% |
| Adj. net loss per diluted share | ($0.02) | ($0.04) |
| Adj. EBITDA | $22.4 | $21.3 |
| Adj. EBITDA margin | 9.1% | 9.9% |

- Consolidated performance improved demonstrated by 13.8% net sales increase and a 20.6% increase in adjusted operating income
- Shipments of valves, hydrants and brass products increased year-over-year reflecting improved municipal spending and demand from residential construction
- Net sales of newer technology products and services more than doubled, demonstrating the traction we believe these products and services are gaining in the marketplace
- Anvil net sales were up year-over-year. As we expected, adjusted operating income was negatively impacted by higher per-unit overhead costs due to lower production in the second half of 2012

1Q13 results exclude restructuring costs of $0.7 million, $0.4 million net of tax; $0.8 million tax expense for valuation allowance on deferred tax assets. Results are for continuing operations.

1Q12 results exclude restructuring costs of $0.4 million, $0.2 million net of tax; and interest rate swap costs of $1.4 million, $0.8 million net of tax. Results are for continuing operations.

# Debt Structure

- **Net debt leverage of 4.3x as of December 31, 2012**
- **Debt maturities with no significant required principal payments before 2017**
- **No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount**
  - $122.1 million of excess availability (as measured using December 31, 2012 data)
- **Redeemed $22.5 million of 8 ¾% senior unsecured notes on February 22, 2013**

Debt structure as of December 31, 2012:

- $225 million ABL Agreement expires 2017
- $420 million 7.375% Senior Subordinated Notes due 2017
- $202.5 million 8.75% Senior Unsecured Notes due 2020

**Debt Maturity (at 12/31/2012)**
*($ in millions)*


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$23
$0
$0
$0
$420
$0
$0
$180
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

*$225 million ABL has $0 outstanding at 12/31/2012 and matures in 2017*

**Total Debt**
*($ in millions)*


Debt has declined $926 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012

Mueller Water Products

# Why Invest in MWA?

## Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

## Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations

## Expected strong operating leverage when end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operating excellence initiatives

## Leveraging strengths with emerging trends

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships


Mueller Water Products
Supplemental Data

Mueller Water Products

# Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

| | Three months ended December 31, 2012 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 151.1 | $ 94.0 | $ - | $ 245.1 |
| Gross profit | $ 32.9 | $ 24.2 | $ - | $ 57.1 |
| Selling, general and administrative expenses | 24.1 | 18.3 | 7.1 | 49.5 |
| Restructuring expenses | 0.7 | - | - | 0.7 |
| Operating income (loss) | $ 8.1 | $ 5.9 | $ (7.1) | 6.9 |
| Interest expense, net | | | | 13.5 |
| Income tax benefit | | | | (1.6) |
| Loss from continuing operations | | | | (5.0) |
| Income from discontinued operations, net of tax | | | | 12.0 |
| Net income | | | | $ 7.0 |
| Net income per diluted share: | | | | |
| Continuing operations | | | | $ (0.03) |
| Discontinued operations | | | | 0.07 |
| Net income per diluted share | | | | $ 0.04 |
| Capital expenditures | $ 3.4 | $ 2.8 | $ - | $ 6.2 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 8.1 | $ 5.9 | $ (7.1) | $ 6.9 |
| Restructuring | 0.7 | - | - | 0.7 |
| Adjusted operating income (loss) | 8.8 | 5.9 | (7.1) | 7.6 |
| Depreciation and amortization | 11.2 | 3.5 | 0.1 | 14.8 |
| Adjusted EBITDA | $ 20.0 | $ 9.4 | $ (7.0) | $ 22.4 |
| Adjusted operating margin | 5.8% | 6.3% | | 3.1% |
| Adjusted EBITDA margin | 13.2% | 10.0% | | 9.1% |
| Adjusted net loss: | | | | |
| Net income | | | | $ 7.0 |
| Discontinued operations, net of tax | | | | (12.0) |
| Restructuring, net of tax | | | | 0.4 |
| Valuation allowance against beginning of the year deferred tax assets | | | | 0.8 |
| Adjusted net loss | | | | $ (3.8) |
| Adjusted net loss per diluted share | | | | $ (0.02) |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 0.6 |
| Less capital expenditures | | | | (6.2) |
| Free cash flow | | | | $ (5.6) |
| Net debt (end of period): | | | | |
| Current portion of long-term debt | | | | $ 23.7 |
| Long-term debt | | | | 599.3 |
| Total debt | | | | 623.0 |
| Less cash and cash equivalents | | | | (74.5) |
| Net debt | | | | $ 548.5 |
| Adjusted EBITDA: | | | | |
| Current quarter | | | | $ 22.4 |
| Three prior quarters | | | | 106.2 |
| Adjusted EBITDA | | | | $ 128.6 |
| Net debt leverage (net debt divided by adjusted EBITDA) | | | | 4.3 |

# Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

| | Three months ended December 31, 2011 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 128.1 | $ 87.3 | $ - | $ 215.4 |
| Gross profit | $ 28.5 | $ 24.3 | $ - | $ 52.8 |
| Selling, general and administrative expenses | 23.4 | 16.5 | 6.6 | 46.5 |
| Restructuring expenses | 0.4 | 0.1 | (0.1) | 0.4 |
| Operating income (loss) | $ 4.7 | $ 7.7 | $ (6.5) | 5.9 |
| Interest expense, net | | | | 15.6 |
| Income tax benefit | | | | (3.2) |
| Loss from continuing operations | | | | (6.5) |
| Loss from discontinued operations, net of tax | | | | (5.4) |
| Net loss | | | | $ (11.9) |
| Net loss per diluted share: | | | | |
| Continuing operations | | | | $ (0.04) |
| Discontinued operations | | | | (0.04) |
| Net loss per diluted share | | | | $ (0.08) |
| Capital expenditures | $ 3.4 | $ 1.9 | $ - | $ 5.3 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 4.7 | $ 7.7 | $ (6.5) | $ 5.9 |
| Restructuring | 0.4 | 0.1 | (0.1) | 0.4 |
| Adjusted operating income (loss) | 5.1 | 7.8 | (6.6) | 6.3 |
| Depreciation and amortization | 11.2 | 3.6 | 0.2 | 15.0 |
| Adjusted EBITDA | $ 16.3 | $ 11.4 | $ (6.4) | $ 21.3 |
| Adjusted operating margin | 4.0% | 8.9% | | 2.9% |
| Adjusted EBITDA margin | 12.7% | 13.1% | | 9.9% |
| Adjusted net loss: | | | | |
| Net loss | | | | $ (11.9) |
| Discontinued operations, net of tax | | | | 5.4 |
| Interest rate swap settlement costs, net of tax | | | | 0.8 |
| Restructuring, net of tax | | | | 0.2 |
| Adjusted net loss | | | | $ (5.5) |
| Adjusted net loss per diluted share | | | | $ (0.04) |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 11.9 |
| Less capital expenditures | | | | (5.3) |
| Free cash flow | | | | $ 6.6 |

Mueller Water Products

# Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

| | Year ended September 30, 2012 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 652.4 | $ 371.5 | $ - | $ 1,023.9 |
| Gross profit | $ 162.8 | $ 108.3 | $ - | $ 271.1 |
| Selling, general and administrative expenses | 102.6 | 70.7 | 30.9 | 204.2 |
| Restructuring expenses | 2.5 | 0.3 | - | 2.8 |
| Operating income (loss) | $ 57.7 | $ 37.3 | $ (30.9) | 64.1 |
| Interest expense, net | | | | 60.0 |
| Loss on early extinguishment of debt | | | | 1.5 |
| Income tax expense | | | | 8.2 |
| Loss from continuing operations | | | | (5.6) |
| Loss from discontinued operations, net of tax | | | | (102.3) |
| Net loss | | | | $ (107.9) |
| Net loss per diluted share: | | | | |
| Continuing operations | | | | $ (0.04) |
| Discontinued operations | | | | (0.65) |
| Net loss | | | | $ (0.69) |
| Capital expenditures | $ 20.0 | $ 11.4 | $ - | $ 31.4 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 57.7 | $ 37.3 | $ (30.9) | $ 64.1 |
| Restructuring | 2.5 | 0.3 | - | 2.8 |
| Adjusted operating income (loss) | 60.2 | 37.6 | (30.9) | 66.9 |
| Depreciation and amortization | 45.7 | 14.3 | 0.6 | 60.6 |
| Adjusted EBITDA | $ 105.9 | $ 51.9 | $ (30.3) | $ 127.5 |
| Adjusted operating margin | 9.2% | 10.1% | | 6.5% |
| Adjusted EBITDA margin | 16.2% | 14.0% | | 12.5% |
| Adjusted net income: | | | | |
| Net loss | | | | $ (107.9) |
| Discontinued operations, net of tax | | | | 102.3 |
| Valuation allowance against beginning of the year deferred tax assets | | | | 5.9 |
| Interest rate swap settlement costs, net of tax | | | | 3.0 |
| Restructuring, net of tax | | | | 1.7 |
| Loss on early extinguishment of debt, net of tax | | | | 0.9 |
| Adjusted net income | | | | $ 5.9 |
| Adjusted net income per diluted share | | | | $ 0.04 |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 76.7 |
| Less capital expenditures | | | | (31.4) |
| Free cash flow | | | | $ 45.3 |
| Net debt (end of period): | | | | |
| Current portion of long-term debt | | | | $ 1.1 |
| Long-term debt | | | | 621.7 |
| Total debt | | | | 622.8 |
| Less cash and cash equivalents | | | | (83.0) |
| Net debt | | | | $ 539.8 |

Mueller Water Products

# Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

| | Year ended September 30, 2011 | | | |
|---|---|---|---|---|
| | Mueller Co. | Anvil | Corporate | Total |
| GAAP results: | | | | |
| Net sales | $ 605.5 | $ 359.1 | $ - | $ 964.6 |
| Gross profit | $ 147.0 | $ 101.1 | $ - | $ 248.1 |
| Selling, general and administrative expenses | 91.8 | 68.1 | 31.9 | 191.8 |
| Restructuring expenses | 1.4 | 1.2 | 1.0 | 3.6 |
| Operating income (loss) | $ 53.8 | $ 31.8 | $ (32.9) | 52.7 |
| Interest expense, net | | | | 65.6 |
| Income tax benefit | | | | (2.9) |
| Loss from continuing operations | | | | (10.0) |
| Loss from discontinued operations, net of tax | | | | (28.1) |
| Net loss | | | | $ (38.1) |
| Net loss per diluted share: | | | | |
| Continuing operations | | | | $ (0.07) |
| Discontinued operations | | | | (0.18) |
| Net loss | | | | $ (0.25) |
| Capital expenditures | $ 14.8 | $ 7.5 | $ 0.8 | $ 23.1 |
| Non-GAAP results: | | | | |
| Adjusted operating income (loss) and EBITDA: | | | | |
| Operating income (loss) | $ 53.8 | $ 31.8 | $ (32.9) | $ 52.7 |
| Restructuring | 1.4 | 1.2 | 1.0 | 3.6 |
| Adjusted operating income (loss) | 55.2 | 33.0 | (31.9) | 56.3 |
| Depreciation and amortization | 47.7 | 14.5 | 0.9 | 63.1 |
| Adjusted EBITDA | $ 102.9 | $ 47.5 | $ (31.0) | $ 119.4 |
| Adjusted operating margin | 9.1% | 9.2% | | 5.8% |
| Adjusted EBITDA margin | 17.0% | 13.2% | | 12.4% |
| Adjusted net income: | | | | |
| Net loss | | | | $ (38.1) |
| Discontinued operations, net of tax | | | | 28.1 |
| Interest rate swap settlement costs, net of tax | | | | 4.9 |
| Restructuring, net of tax | | | | 2.2 |
| Adjusted net income | | | | $ (2.9) |
| Adjusted net income per diluted share | | | | $ (0.02) |
| Free cash flow: | | | | |
| Net cash provided by operating activities | | | | $ 35.8 |
| Less capital expenditures | | | | (23.1) |
| Free cash flow | | | | $ 12.7 |



Mueller Water Products

# Questions